EXHIBIT 10.6

LIMITED GUARANTY

FOR VALUABLE CONSIDERATION, each of the undersigned (each a "Guarantor" and collectively the "Guarantors"), for itself, its successors and assigns, guarantees to Consilium Corporate Recovery Master Fund, LTD as ("Lender"), and its successors, participants, endorsees and/or assigns, the due performance of any and all obligations and indebtedness of Panache Beverage, Inc., a Florida Corporation (the "Borrower"), to Lender, evidenced by that certain promissory note in the amount of TWO MILLION ONE HUNDRED THOUSAND Dollars ($2,100,000) from Borrower in favor of Lender dated of even date herewith (the "Note").

The word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower, heretofore, now, or hereafter made, incurred, or created, pursuant to the Note. The Note is secured in part by a Trademark Assignment of Security Agreement (the "Assignment") and a Loan Agreement dated as of even date.

The obligations hereunder are joint and several and independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against any Guarantor, whether or not action is brought against Borrower or the other Guarantors. The Lender, in its sole discretion, may choose to join the Borrower or any or all Guarantors in any such action or actions. The obligations of Guarantors hereunder shall be joint and several and this Guaranty may be enforced by Lender against any one or more of the Guarantors regardless of the enforcement of this Guaranty against the other Guarantors.

Guarantors acknowledge and agree with Lender that the Note evidences a valid and binding obligation of Borrower. Guarantors authorize Lender, without notice or demand, and without affecting its liability hereunder, from time to time, and on any number of occasions, to (a) renew, amend, compromise, extend, accelerate, reinstate, or otherwise change the time for payment of, or otherwise change the terms of, the indebtedness or any part thereof, including increasing or decreasing the interest rate thereon; (b) take and hold security for the payment of the Note or the indebtedness, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender in its discretion may elect from time to time; and (d) release or substitute any one or more of the endorsers or Guarantors, but each of these clauses (a), (b), (c) and (d) shall be limited to the extent of any such limitations in the Loan Agrement. Guarantors acknowledge and agree that no act or omission of any kind by Lender, including, but not limited to, the failure to take or perfect a security interest in any security for the indebtedness shall affect or impair this Guaranty, and the Lender shall have no duties with respect thereof to Guarantors. Lender may without notice assign this Guaranty in whole or in part at any time.

Guarantors waive any right to require Lender to (a) proceed against Borrower; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy whatsoever available to Lender. Guarantors waive any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of Borrower's liability or by reason of Lender releasing any security held from Borrower. Until all of Borrower's indebtedness to Lender evidenced by the Note shall have been paid in full, Guarantors shall have no right of subrogation, and Guarantors waive any right to enforce any remedy that Lender now has or may hereafter have against Borrower, and shall waive any benefit of, and any right to participate in, any security now or hereafter held by Lender. Guarantors waive all presentments, demands for performance, notices of nonperformance, protests, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurrence of new or additional indebtedness and all other defenses to any action or proceeding to enforce this Guaranty, except the single defense that the sum claimed has actually been paid to Lender. Guarantors covenant to cause Borrower to maintain and preserve the enforceability of any instruments now or hereafter executed in favor of Lender and to take no action of any kind that might be the basis for

a claim that Guarantors have any defense hereunder other than payment in full of all Borrower's indebtedness to Lender. Guarantors hereby indemnify Lender against any loss, cost, or expense by reason of the assertion by Guarantors of any defense hereunder based upon any such action or inaction of Borrower. Guarantors waive any right or claim of right to cause a marshalling of the Borrower's assets. No delay on the part of Lender in the exercise of any right, power or privilege under the terms of any documentation between Lender and Borrower or under this Guaranty shall operate as a waiver of any such privilege, power or right.

Guarantors agree not to sell, transfer or otherwise dispose of any of his assets or properties and not create or suffer to exist any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of his assets or properties, except to the extent set forth in the Loan Agreement.

Upon default of Borrower in any of its obligations or liabilities to Lender, or if shall become insolvent or make an assignment for the benefit of creditors, or if a petition in bankruptcy or for corporate reorganization or for an arrangement be filed by or against Borrower, or if there is the appointment of a receiver for Borrower or its property, or if a judgment is obtained or warrant of attachment issued against Borrower, all of the indebtedness, shall, without notice or demand, at the option of Lender, become immediately due and payable and Lender may execute its rights under the Loan Documents.

It shall not be necessary for the Lender to inquire into the existence or powers of the Borrower, or the officers, directors, partners, or agents acting or purporting to act on the Borrower's behalf, and any indebtedness made or created upon the professed exercise of such existence or powers shall be guaranteed hereunder.

Guarantors hereby submit to the jurisdiction of the state and federal courts in the State of Florida for purposes of any action arising from or growing out of this Guaranty, and further agrees that the venue of any action may be laid in Broward County or, if applicable, any other County in the State of Florida in which real property which secures any of the indebtedness is located.

Guarantors acknowledge that Lender has been induced by this Guaranty to extend the credit to Borrower creating the indebtedness, and that Lender would not have extended said credit without this Guaranty, and this Guaranty shall, without further reference or assignment, pass to, and may be relied upon and enforced by, any successor or participant or assignee of Lender. Guarantors acknowledge that it will receive a benefit as a result of Lender's agreement to make the loan evidenced by the Note because Guarantors have an interest, directly or indirectly, in the Borrower.

NOTWITHSTANDING ANYTHING ELSE HEREIN CONTAINED EACH GUARANTOR'S LIABILITY IS LIMITED TO THE SECURITY PLEDGED BY SAID GUARANTORS UNDER THE ASSIGNMENT.

This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one instrument.

Each provision hereof is intended to be severable and the invalidity or illegality of any portion of this Guaranty shall not affect the validity or legality of the remainder hereof.

LENDER BY ITS ACCEPTANCE HEREOF AND GUARANTORS HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO

TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY OR CONCERNING THE INDEBTEDNESS AND/OR COLLATERAL THEREFOR OR PERTAINING TO ANY TRANSACTION RELATED TO OR CONTEMPLATED THEREBY, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. GUARANTORS ACKNOWLEDGE THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN EXTENDING CREDIT TO THE BORROWER, THAT THE LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT GUARANTORS HAVE BEEN REPRESENTED BY AN ATTORNEY OR HAVE HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTAND THE LEGAL EFFECT OF THIS WAIVER.

IN WITNESS WHEREOF, Guarantors have executed this Guaranty effective as of ________________________.

ALCHEMY, LLC

By: ____________________

PANACHE, LLC

By: ____________________

ALIBI, NYC LLC

By: ____________________

STATE OF New York)
) SS:
COUNTY OF New York)

The foregoing instrument was acknowledged before me this 17 day of December 2012 by James Dale as ________________ of Alchemy, LLC. He / She is personally known to me or who has produced ________________________________ as identification.

NOTARY PUBLIC, State of ~~Florida~~ New York
Print Name: ARTURO ACEVEDO
Commission No.: Notary Public, State of New York
No. 01AC6116106
Qualified in Richmond County
Term Expires Sept 20, 2016

STATE OF New York)
) SS:
COUNTY OF New York)

The foregoing instrument was acknowledged before me this 17 day of Dec. 2012 by James Dule as ________________ of Panache, LLC. He / She is personally known to me or who has produced ____________________________________ as identification.

NOTARY PUBLIC, State of ~~Florida~~ New York
Print Name: ARTURO ACEVEDO
Notary Public, State of New York
Commission No.: No. 01AC6116106
Qualified in Richmond County
Term Expires Sept 20, 2016.

STATE OF New York)
) SS:
COUNTY OF New York)

The foregoing instrument was acknowledged before me this 17 day of Dec. 2012 by James Dule as ________________ of Alibi NYC, LLC. He / She is personally known to me or who has produced ____________________________________ as identification.

NOTARY PUBLIC, State of ~~Florida~~ New York
Print Name: ARTURO ACEVEDO
Notary Public, State of New York
Commission No.: No. 01AC6116106
Qualified in Richmond County
Term Expires Sept 20, 2016.